EXHIBIT 99.3
INKTOMI CORPORATION SUPPLEMENTARY
PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

INDEX TO INKTOMI CORPORATION
PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Inktomi Corporation Pro Forma Condensed Consolidated Financial Information
Pro Forma Condensed Consolidated Financial Information	F-2
Pro Forma Condensed Consolidated Statement of Operation for the Year Ended
September 30, 1999 (Unaudited)	F-3
Pro Forma Condensed Consolidated Statement of Operation for the Six-Months
Ended March 31, 2000 (Unaudited)	F-4
Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2000
(Unaudited)	F-5
Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information	F-6

INKTOMI CORPORATION
PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

     The following unaudited pro forma condensed consolidated financial information for Inktomi Corporation (the “Company” or “Inktomi”) gives effect to the acquisition of Ultraseek Corporation by Inktomi Corporation (the “Acquisition.”) The unaudited pro forma condensed consolidated statements of operations for the year ended September 30, 1999 and for the six-months ended March 31, 2000 give pro forma effect to the Acquisition as if the Acquisition and related transactions had occurred on October 1, 1998, the beginning of the 1999 fiscal year. The unaudited pro forma condensed consolidated balance sheet as of March 31, 2000 gives pro forma effect to the Acquisition and related purchase accounting adjustments as if the Acquisition and related transactions had occurred on March 31, 2000. The adjustments relating to the Acquisition and other adjustments are described in the pro forma adjustments notes.

     Inktomi’s fiscal calendar comprises 12 calendar months, beginning on October 1st and concluding September 30th. Ultraseek’s fiscal year end is a 52-week of 53-week period ending on the Saturday nearest September 30th. This unaudited pro forma condensed consolidated financial information combines similar periods for the purposes of this filing. All pro forma amounts reflect the Inktomi period ending dates.

     The unaudited pro forma condensed consolidated financial information does not purport to represent the results of operations or the financial position of the Company that would have resulted had the Acquisition been consummated as of the date or for the period indicated. The historical financial information set forth below has been derived from, and is qualified by reference to, the consolidated financial statements of Inktomi Corporation and the financial statements of Ultraseek, and should be read in conjunction with those financial statements and notes thereto. The pro forma adjustments are based on purchase accounting adjustments that were determined in accordance with the purchase accounting provisions of Accounting Principals Board Opinion No. 16 (“APB No. 16”), Business Combinations, and related pronouncements.

INKTOMI CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATION
(In thousands, except per share amounts)
(Unaudited)

	For the Year Ended

	September 30, 1999	October 2, 1999			September 30, 1999

	Inktomi	Ultraseek	Adjustments		Pro Forma

Revenues
Network products	$43,242	$—	$—		$43,242
Portal services	30,261	12,283	—		42,544

Total revenues	73,503	12,283	—		85,786

Operating expenses
Cost of revenues	13,147	277	—		13,424
Sales and marketing	56,703	4,566	—		61,269
Research and development	30,017	1,226	4,400	(a)	35,643
General and administrative	8,201	1,512	—		9,713
Amortization of goodwill	—	—	64,831	(b)	64,831
Acquisition-related costs	1,110	—	—		1,110

Total operating expenses	109,178	7,581	69,231		185,990

Operating income (loss)	(35,675)	4,702	(69,231)		(100,204)

Other income (expense), net	4,545	(1,916)	1,916	(c)	4,545

Net income (loss)	$(31,130)	$2,786	$(67,315)		$(95,659)

Basic and diluted net income
(loss) per share	$(0.31)				(0.92)

Shares used in calculating basic and
diluted net income (loss) per share	101,262		2,513	(d)	103,775

See Notes to the Unaudited Pro Forma Combined Financial Information

INKTOMI CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATION

(In thousands, except per share amounts)
(Unaudited)

	For the Six-Months Ended

	March 31, 2000	April 1, 2000			March 31, 2000

	Inktomi	Ultraseek	Adjustments		Pro Forma

Revenues
Network products	$52,929	$—	$—		$52,929
Portal services	30,467	7,897	—		38,364

Total revenues	83,396	7,897	—		91,293

Operating expenses
Cost of revenues	12,776	177	—		12,953
Sales and marketing	50,067	3,197	—		53,264
Research and development	23,527	2,964	—		26,491
General and administrative	5,986	1,837	—		7,823
Amortization of goodwill	—	28,160	32,415	(b)	60,575
Acquisition-related costs	3,999	—	—		3,999

Total operating expenses	96,355	36,335	32,415		165,105

Operating loss	(12,959)	(28,438)	(32,415)		(73,812)

Other income (expense), net	7,555	(198)	198	(c)	7,555

Net loss	$(5,404)	$(28,636)	$(32,217)		$(66,257)

Basic and diluted net loss per share	$(0.05)				$(0.59)

Shares used in calculating basic and
diluted net loss per share	108,866		2,513	(d)	111,379

See Notes to the Unaudited Pro Forma Combined Financial Information

INKTOMI CORPORATION
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(In thousands)
 (Unaudited)

	March 31, 2000	April 2, 2000			March 31, 2000

	Inktomi	Ultraseek	Adjustments		Pro Forma

Assets
Current assets
Cash and cash equivalents	$101,170	$—	$(3,500)	(e)	$97,670
Short-term investments	168,158	—			168,158

Total cash, cash equivalents and	269,328	—	(3,500)		265,828
short-term investments
Accounts receivable, net	33,555	4,867	—		38,422
Prepaid expenses and other current assets	6,521	517	—		7,038

Total current assets	309,404	5,384	(3,500)		311,288
Investments in equity securities	175,607	—	—		175,607
Property and equipment, net	64,928	178	—		65,106
Other assets	5,250	174,929	319,840	(f)	500,019

Total assets	$555,189	$180,491	$316,340		$1,052,020

Liabilities and Stockholders' Equity
Current liabilities
Current portion of notes payable	$2,966	$—	$—		$2,966
Current portion of capital lease obligations	3,267	—	—		3,267
Accounts payable	6,353	34	—		6,387
Accrued liabilities	24,111	770	—		24,881
Deferred revenue	29,473	2,505	—		31,978

Total current liabilities	66,170	3,309	—		69,479
Notes payable	1,904	—	—		1,904
Capital lease obligations, less current portion	3,717	—	—		3,717
Other liabilities	910	149	—		1,059

Total liabilities	72,701	3,458	—		76,159

Stockholders' equity	482,488	177,033	316,340	(g)	975,861

Total liabilities and stockholders' equity	$555,189	$180,491	$316,340		$1,052,020

See Notes to the Unaudited Pro Forma Combined Financial Information

INKTOMI CORPORATION
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

PRO FORMA ADJUSTMENTS

          Pro forma adjustments for the unaudited pro forma condensed consolidated balance sheet as of September 30, 1999 and the statements of operations for the year ended September 30, 1999 and the six-months ended March 31, 2000 are as follows (in thousands, except per share amounts):

(a)	Represents the write-off of purchased Ultraseek in-process research and development in accordance with APB No. 16 and related pronouncements.
(b)	Represents the amortization of purchased technology and other intangibles capitalized with an assumed life of four to five years. Amounts shown represent the fair value of intangible assets acquired at the date of the Acquisition that are capitalized in accordance with APB No. 16 and related pronouncements.

(c)	Represents the estimated income tax benefit from the combined losses for the period.
(d)	Represents the issuance of 2,513 shares of Inktomi Common Stock at a price of $124.96 per share as a part of the Acquisition. Excludes Common Stock equivalents relating to the settlement and re-issuance of employee stock options, as they would be anti-dilutive.

(e)	Represents the $3,500 cash payment to Infoseek Corporation as a part of the Acquisition.
(f)	Represents purchased technology and other intangible assets. Amounts shown represent the fair value of intangible assets acquired at the date of the Acquisition that are capitalized in accordance with APB No. 16 and related pronouncements. This amount also reflects the write-off of $4,400 of in-process research and development in accordance with APB No. 16 and related pronouncements.

(g)	Represents the 2,513 shares of Common Stock issued at a price of $124.96 per share as a part of the Acquisition, the retirement of all Ultraseek Common Stock and the elimination of all Ultraseek accumulated deficit in accordance with the Acquisition. This amount also reflects the charges incurred through the allocation of in-process research and development in accordance with Financial Accounting Standards Board (“FASB”) Interpretation No. 4,
Applicability of FASB Statement No. 2 to Business Combinations Accounted for by the Purchase Method, and related pronouncements.